BERKSHIRE MULTIFAMILY VALUE FUND, L.P.

(A Delaware Limited Partnership)

SUBSCRIPTION DOCUMENTS

FOR

A LIMITED PARTNERSHIP INTEREST

This subscription package contains:

Instructions to Investors

Subscription Agreement

Signature Page to Agreement of Limited Partnership

THE OFFER AND SALE OF LIMITED PARTNERSHIP INTERESTS IN BERKSHIRE MULTIFAMILY VALUE FUND, L.P. IS MADE SOLELY BY MEANS OF THE PARTNERSHIP’S PRIVATE PLACEMENT MEMORANDUM AND ANY SUPPLEMENTS OR AMENDMENTS THERETO.

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LIMITED PARTNERSHIP INTEREST IN

BERKSHIRE MULTIFAMILY VALUE FUND, L.P. (the “Interest”)

INSTRUCTIONS TO INVESTORS

After you have carefully reviewed the Preliminary Private Placement Memorandum, and any supplements or amendments thereto, of Berkshire Multifamily Value Fund, L.P. (the “Partnership”) and have decided to subscribe for and purchase an interest, please observe the following instructions (capitalized terms not defined herein have the same meaning as in the Private Placement Memorandum).

Purchase Procedure:

Item A.	Subscription Agreement	Read the Subscription Agreement in its entirety, complete the Annexes thereto, make the representations contained therein and agree to its terms by executing as indicated thereon.

Item B.	Signature Page

The Agreement of Limited Partnership of the Partnership, a copy of which has been provided, should first be read in its entirety, and then the Signature Page should be completed and executed as indicated thereon.

All completed documents should be delivered to:

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019

Attention: Roger D. Singer

ALL INFORMATION SUPPLIED IN THE SUBSCRIPTION DOCUMENTS

MUST BE TYPED OR PRINTED IN INK.

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Berkshire Multifamily Value Fund, L.P.

(A Delaware Limited Partnership)

SUBSCRIPTION AGREEMENT

dated as of ______________, 2005

Section 1.                SECTION 1

1.1.     Subscription. Subject to the terms and conditions hereof, and in reliance upon the representations and warranties of the respective parties contained herein, the undersigned (the “Subscriber”) irrevocably subscribes for and agrees to purchase a limited partnership interest (“Interest”) in Berkshire Multifamily Value Fund, L.P., a Delaware limited partnership (the “Partnership”), on the terms and conditions described herein and in the Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”) delivered to the Subscriber with this Subscription Agreement. The Subscriber has received the confidential Private Placement Memorandum, dated February 2005 (the “Memorandum”), of the Partnership. The Subscriber agrees to contribute to the capital of the Partnership the amount set forth opposite the Subscriber’s signature hereon, payable as required by Berkshire Multifamily Value Fund G.P., L.L.C., a Delaware limited liability company (the “General Partner”), under the terms and subject to the conditions set forth in the Partnership Agreement. The General Partner has entered into or expects to enter into separate subscription agreements (the “Other Subscription Agreements” and, together with this Agreement, the “Subscription Agreements”) with other purchasers (the “Other Purchasers”), providing for the sale to the Other Purchasers of Interests. This Agreement and the Other Subscription Agreements are separate agreements and the sales of Interests to the undersigned and the Other Purchasers are to be separate sales.

1.2.     Closing. The first closing (the “First Closing”) of the Partnership will take place at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York at 12:00 p.m. (New York City time) on July 11, 2005, or at such time on such other subsequent date, but not later than December 31, 2005, as the General Partner shall designate upon not less than two business days’ prior written notice to the Subscriber (the date of the First Closing being the “First Closing Date”). By the First Closing Date, the Subscriber shall tender executed copies of this Subscription Agreement and the signature page to the Partnership Agreement and any other information reasonably requested by the General Partner in connection with this subscription, including, without limitation, any information requested at least two business days prior to the First Closing Date in order to verify the truth and accuracy of the representations contained herein, to the General Partner on behalf of the Partnership. Promptly after the First Closing, the General Partner will deliver to the Subscriber or its representative, if the Subscriber’s subscription has been accepted, the Partnership Agreement and the Subscription Agreement executed by or on behalf of the General Partner and any other documents and instruments necessary to reflect the Subscriber’s admission as a limited partner in the Partnership, including any documents and instruments to be delivered pursuant to this Subscription Agreement. If at the First Closing any of the conditions specified in Section 4 hereof shall not have been satisfied or waived, or the General Partner shall fail to tender the Partnership Agreement or such other documents and instruments promptly after the First Closing as provided in this Section 1.2, the Subscriber shall, at the Subscriber’s election, be relieved of all further obligations under this Agreement and the Partnership Agreement.

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Section 2.                SECTION 2

2.1.     Subscriber Representations, Warranties and Covenants. The Subscriber hereby acknowledges, represents and warrants to, and agrees with, the Partnership as follows:

(a)       If the Subscriber is a corporation, partnership, trust, estate or other entity, it is empowered, authorized and qualified to subscribe hereunder, to commit capital to the Partnership hereunder and to become a limited partner in and, subject to the terms and conditions of the Partnership Agreement, to make its capital contributions to the Partnership, and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so and has the power to delegate authority pursuant to a power of attorney to be granted under the Partnership Agreement. If the Subscriber is an individual, the Subscriber is of legal age to execute this agreement and is legally competent to do so.

(b)       The Subscriber is acquiring the Interest for the Subscriber’s own account as principal for investment and not with a present view to the distribution or sale thereof, subject to any requirement of law that its property at all times be within its control.

(c)       Immediately prior to the Subscriber’s purchase of the Interest, the Subscriber has such knowledge and experience in financial and business matters that the Subscriber is and will be capable of evaluating the merits and risks of the prospective investment.

(d)       The Subscriber has no need for liquidity in this investment, has the ability to bear the economic risk of this investment and at the present time and in the foreseeable future can afford a complete loss of this investment; provided, however, that notwithstanding the foregoing, nothing contained herein shall be deemed a waiver or release of any claim, liability, duty or obligation.

(e)       The Subscriber is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended (the “1933 Act”). In particular, and without limitation:

(i)        If the Subscriber is an individual, the Subscriber either has (1) an individual net worth or joint net worth with his or her spouse of at least $1,000,000 or (2) had an individual income of more than $200,000 in each of the two most recent years or joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same level in the current year; and

(ii)       If the Subscriber is a corporation, partnership, trust or other entity, it was not formed or recapitalized for the specific purpose of acquiring an Interest in the Partnership.

(f)       If the Subscriber, by virtue of the Interest subscribed for hereby, would own more than 10% of the aggregate Interests of the Partnership, as of the date of the acquisition of the Subscriber’s Interest, either (i) all the Subscriber’s outstanding securities (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) are beneficially

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owned by one natural person or (ii) the Subscriber is not an Investment Company as defined in the 1940 Act, and is not relying on the exemptions provided in Sections 3(c)(1) or 3(c)(7) of the 1940 Act as a basis for not being an Investment Company.

(g)       The Subscriber has and shall deliver to the General Partner such information as to certain matters under the 1933 Act and the 1940 Act as the General Partner may reasonably request in order to ensure compliance with such Acts and the availability of any exemption thereunder.

(h)       The Subscriber has reviewed the Memorandum, including all appendices thereto, and the Partnership Agreement, and has read and understands the risks of, and other considerations relating to, a purchase of the Interest and the Partnership’s investment objectives, policies and strategies.

(i)        The Subscriber has been given the opportunity to ask questions of, and receive answers from, the General Partner, its affiliates and/or their respective personnel relating to the Partnership, concerning the terms and conditions of this offering and other matters pertaining to this investment, and has had access to such financial and other information concerning the Partnership as it has considered necessary to make a decision to invest in the Partnership and has availed itself of this opportunity to the full extent desired.

(j)        No representations or warranties have been made to the Subscriber with respect to this investment or the Partnership other than the representations of the General Partner set forth herein, in the Partnership Agreement and in the Memorandum, and the Subscriber has not relied upon any representation or warranty not provided herein or therein in making this subscription.

(k)       If all or part of the funds that the Subscriber is using or will use to purchase the Interest hereby subscribed for are assets of an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), whether or not such plan is subject to ERISA, or a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986 (the “Code”) or a plan or governmental unit described in Sections 401(a)(24) and 818(a)(6) of the Code:

(i)        The funds so constituting plan assets have been identified in writing to the General Partner.

(ii)       Its proposed purchase of an Interest is permissible under the documents governing the investment of such plan assets to the extent any such requirements are applicable.

(iii)      In making the proposed purchase of an Interest, it is aware of and has taken into consideration the diversification requirements of Section 404(a)(1) of ERISA and the decision to invest plan assets in the Partnership is consistent with the provisions of ERISA that require diversification in the investment of plan assets to the extent any such requirements are applicable.

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(iv)      It has concluded that the proposed purchase of an Interest is prudent and is consistent with other applicable fiduciary responsibilities under ERISA to the extent any such requirements are applicable.

(l)        If the Subscriber is not a “United States person,” as defined below, the Subscriber has heretofore notified the General Partner in writing of its status as such a person. For this purpose, “United States person” means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

(m)      The information provided herein and in the Annexes hereto is accurate and complete as of the date hereof. If there should be any material change in any such information prior to the admission of the Subscriber as a Limited Partner to the Partnership, the Subscriber will promptly furnish accurate and complete information concerning such material change to the General Partner.

(n)       Assuming that the assets of the Partnership do not and will not constitute “plan assets” for purposes of ERISA, the execution and delivery of this Subscription Agreement and the Partnership Agreement by the Subscriber and the performance of its duties and obligations hereunder and thereunder do not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement, or any license, permit, franchise or certificate, to which the Subscriber is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, or violate in any material respect any statute, regulation, law, order, writ, injunction or decree to which the Subscriber is subject.

(o)       The Subscriber has conducted thorough due diligence with respect to all of its beneficial owners in order to (a) identify all of its beneficial owners and (b) verify the identity of all of its beneficial owners.

(p)       The Subscriber has conducted enhanced due diligence for any beneficial owner residing in, or organized or chartered under the laws of a jurisdiction identified (a) by the Financial Action Task Force for Money Laundering as being a non-cooperative country or territory or (b) by the United States Secretary of the Treasury as warranting special measures because of money laundering concerns under Section 311 or 312 of the USA Patriot Act.

(q)       The Subscriber (a) has established the source of each of the beneficial owner’s funds and (b) does not know or have any reason to suspect that the monies used to fund the Subscriber’s investment in the Interest are derived from or related to any illegal activities, including but not limited to money laundering activities.

(r)       The Subscriber will retain evidence of any such due diligence, beneficial owner identities, and source of funds.

(s)       Neither the Subscriber, nor, to the best of the Subscriber’s knowledge, any persons having a direct or indirect beneficial interest in the Interest to be acquired under this

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Agreement, are subject to sanctions administered by the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) or are included in any Executive Orders or on the list of Specially Designated Nationals and Blocked Persons maintained by OFAC.

(t)       The Subscriber does not know or have any reason to suspect that the monies used to fund its interest in the Partnership are derived from, invested for the benefit of or related in any way to the governments of, or persons within, any country under a United States embargo enforced by OFAC.

(u)       The Subscriber has conducted appropriate due diligence of any beneficial owner who is (a) a Senior Foreign Political Figure (“SFPF”), (b) an immediate family member of an SFPF, (c) a person who is widely known (or is actually known by Purchaser) to maintain a close personal relationship with any such individual, or (d) a corporation, business or other entity that has been formed by or for the benefit of such individual.

(v)       To the extent a beneficial owner is a bank, including a branch, agency or office of a bank, that is not physically located in the United States, the Subscriber has taken and will take reasonable measures to establish that such bank has a physical presence or is an affiliate of a regulated entity.

(w)      The Subscriber agrees to provide the Partnership with all information that may be reasonably requested to comply with applicable U.S. law.

(x)       The Subscriber agrees to notify the Partnership promptly if there is any change with respect to the representations and warranties provided herein.

(y)       The Subscriber authorizes and consents to the General Partner, or other authorized representative of the Partnership, contacting each bank or other financial institution with which the Subscriber maintains an account from which funds used to acquire Interests in the Partnership will be drawn, and verifying with each such bank or other financial institution the identity of the Subscriber.

(z)       The Subscriber authorizes and consents to the General Partner, on behalf of the Partnership, releasing information about the Subscriber and, if applicable, any underlying beneficial owner(s), to the appropriate governmental or regulatory authorities if the General Partner, in its reasonable discretion, determines that it is in the best interests of the Partnership in light of applicable statutes, regulations and conventions concerning illegal activities, including but not limited to money laundering activities.

2.2.     Investor Awareness. The Subscriber acknowledges that the Subscriber is aware that:

(a)       No federal or state agency has passed upon the Interests or made any finding or determination as to the fairness of this investment. Neither the Memorandum nor the Partnership Agreement has been filed with the Securities and Exchange Commission or with any securities administrator under state or other securities laws.

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(b)       There are substantial risks incident to the purchase of Interests, including those summarized in the Memorandum.

(c)       There are substantial restrictions on the transferability of the Interests under the Partnership Agreement and under applicable law; there is no established market for the Interests and no public market for the Interests will develop; the Interests will not be, and investors in the Partnership have no rights to require that the Interests be, registered under the 1933 Act or the securities laws of the various states and therefore cannot be resold, pledged, assigned or otherwise disposed of unless subsequently registered or unless an exemption from such registration is available; the Subscriber may have to hold the Interest herein subscribed for and bear the economic risk of this investment indefinitely and it may not be possible for the Subscriber to liquidate its investment in the Partnership.

(d)       With respect to the tax and other legal consequences of an investment in the Interest, the Subscriber is relying solely upon the advice of its own tax and legal advisors, upon the legal opinions of counsel to the Partnership delivered in connection with the First Closing and not upon the general discussion of such matters set forth in the Memorandum.

(e)       The General Partner and its Affiliates will receive substantial compensation in connection with the Partnership irrespective of the success of its operation and, to the extent permitted by the Partnership Agreement, the General Partner and its Affiliates are (and in the future may continue to be) engaged in businesses that are competitive with that of the Partnership. Subject to the restrictions contained in the Partnership Agreement, the Subscriber agrees and consents to these activities of the General Partner and its Affiliates even though there are conflicts of interest inherent in such activities and even though the Subscriber will have no interest in such activities except as set forth in the Partnership Agreement.

(f)       The Subscriber will be subject to the default provisions set forth in the Partnership Agreement in the event the Subscriber fails to make capital contributions as required under the Partnership Agreement.

(g)       By submitting its subscription for the Interest, the Subscriber agrees to comply with and be bound by the terms of the Partnership Agreement, including, without limitation, the irrevocable appointment of the General Partner, and the successors and assigns of the General Partner, as the Subscriber’s true and lawful attorney-in-fact with the power and authority set forth in Sections 4.04(E) and 8.03 of the Partnership Agreement.

2.3.     Additional Information. The Subscriber shall provide the information requested in the Annexes hereto.

Section 3.                SECTION 3

3.1.     General Partner Representations. The General Partner represents to the Subscriber as follows:

(a)       The General Partner is empowered, authorized and qualified to enter into this Subscription Agreement, individually and on behalf of the Partnership, and the Partnership Agreement, and to become the general partner of the Partnership, and the person signing this

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Subscription Agreement and the Partnership Agreement on behalf of the General Partner has been duly authorized by the General Partner to do so.

(b)       The execution and delivery of this Subscription Agreement and the Partnership Agreement by the General Partner and the performance of its duties and obligations hereunder and thereunder do not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement, or any license, permit, franchise or certificate, to which the General Partner is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, or violate in any material respect any statute, regulation, law, order, writ, injunction or decree to which the General Partner is subject.

(c)       The General Partner is not in default (nor has any event occurred which with notice, lapse of time, or both, would constitute a default) under any representation or warranty, or in the performance of any obligation, agreement or condition contained in this Subscription Agreement or in the Partnership Agreement, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness or any lease or other agreement or understanding, or any license, permit, franchise or certificate, to which it is a party or by which it is bound or to which its properties are subject, nor is it in violation of any statute, regulation, law, order, writ, injunction, judgment or decree to which it is subject, which default or violation would materially adversely affect the business or financial condition of the General Partner or the Partnership or impair the General Partner’s ability to carry out its obligations under this Subscription Agreement or in the Partnership Agreement.

(d)       There is no litigation, investigation or other proceeding pending or, to the knowledge of the General Partner, threatened against the General Partner or its Affiliates which, if adversely determined, would materially adversely affect the business or financial condition of the General Partner or the ability of the General Partner to perform its obligations under this Subscription Agreement or the Partnership Agreement.

Section 4.                SECTION 4

4.1.     Conditions to Closing. The Subscriber’s obligations hereunder are subject to the fulfillment (or waiver by the Subscriber), prior to or at the time of the First Closing, of the following conditions:

(a)       Partnership Agreement. The Partnership Agreement shall have been authorized, executed and delivered by or on behalf of the General Partner and all filings shall have been made as required by the Delaware Revised Uniform Limited Partnership Act.

(b)       Capital Commitments. The Capital Commitment of the General Partner, when combined with that of other Affiliates of the General Partner, shall at all times be at least equal to 10% of the aggregate Capital Commitments of all Partners; provided, however, the Capital Commitment of the General Partner, when combined with that of other Affiliates of the General Partner, shall not be more than $25,000,000.

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(c)       Performance. The Partnership and the General Partner shall have duly performed and complied in all material respects with all agreements and conditions contained in this Subscription Agreement required to be performed or complied with by them prior to or at the First Closing.

(d)       Opinions of Counsel. The Partnership shall have received the opinions, dated the date of the First Closing, from counsel to Berkshire Multifamily Value Fund, L.P. substantially in the forms attached hereto as Exhibit A.

Section 5.                SECTION 5

5.1.     Indemnity. Each of the General Partner and the Subscriber agrees, to the fullest extent permitted by law, to indemnify and hold harmless the other and, in the case of indemnification by the Subscriber, the Partnership and each other person, if any, who controls the other or any person who is a partner in the other (or, in the case of indemnification by the Subscriber, the Partnership) within the meaning of Section 15 of the 1933 Act against any and all losses, liabilities, claims, damages and expenses whatsoever (including attorneys’ fees and disbursements, judgments, fines and amounts paid in settlement) arising out of or based upon any breach or failure by the General Partner or the Subscriber, as the case may be, to comply with any representation, warranty, covenant or agreement made by it herein or in any other document, other than the Partnership Agreement, furnished by it to any of the foregoing pursuant to this Subscription Agreement.

5.2.	Acceptance or Rejection.

(a)       At any time prior to the First Closing and notwithstanding the Subscriber’s prior receipt of a notice of acceptance of the Subscriber’s subscription, the General Partner shall have the right to accept or reject this subscription for any reason whatsoever. If this subscription is not accepted by the General Partner on the First Closing Date, this subscription shall be deemed to be rejected.

(b)       If this subscription is accepted, the General Partner shall notify the Subscriber promptly of such acceptance and the General Partner will execute a copy of this Subscription Agreement and the Partnership Agreement and return a copy to the undersigned.

(c)       In the event of rejection of this subscription or if, for any reason whatsoever, the formation of the Partnership is not completed prior to the last date specified for the First Closing in Section 1.2, the General Partner promptly thereupon shall return to the Subscriber the copies of this Subscription Agreement and the Partnership Agreement and any other documents submitted herewith, and this Subscription Agreement and the Partnership Agreement shall have no further force or effect thereafter.

5.3.     Modification. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

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5.4.     Revocability. Except as otherwise provided herein, this Subscription Agreement may not be withdrawn or revoked by the Subscriber in whole or in part without the consent of the General Partner.

5.5.     Notices. All notices, consents, requests, demands, offers, reports and other communications required or permitted to be given pursuant to this Subscription Agreement shall be in writing and shall be considered properly given and received when personally delivered to the party entitled thereto, or when sent by facsimile with confirmation of transmission received, or by overnight courier when delivered to the address set forth below, or seven business days after being sent by certified United States mail, return receipt requested, in a sealed envelope, with postage prepaid, addressed, if to the Partnership or the General Partner, c/o Berkshire Multifamily Value Fund, GP, L.L.C., One Beacon Street, Suite 1500, Boston, Massachusetts, Attention: Frank Apeseche, telephone (617) 556-8120, facsimile (617) 423-8916, and, if to the Subscriber, to the address set forth below the Subscriber’s signature on the counterpart of this Subscription Agreement which the Subscriber originally executed and delivered to the Partnership; provided, however, that any notice sent by facsimile shall be promptly followed by a copy of such notice sent by mail or overnight courier in the manner described herein. The Partnership or the Subscriber may change its address by giving notice to the other.

5.6.     Counterparts. This Subscription Agreement may be executed in multiple counterpart copies, each of which shall be considered an original and all of which constitute one and the same instrument binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

5.7.     Successors. Except as otherwise provided herein, this Subscription Agreement and all of the terms and provisions hereof shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, trustees and legal representatives. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgements herein contained shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, trustees and legal representatives.

5.8.     Assignability. This Subscription Agreement is not transferable or assignable by the Subscriber. Any purported assignment of this Subscription Agreement shall be null and void.

5.9.     Entire Agreement. This Subscription Agreement, the Annexes attached hereto and the Partnership Agreement contain the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersede all other prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof.

5.10.    APPLICABLE LAW. THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE

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STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES RELATING TO CONFLICT OR CHOICE OF LAWS.

5.11.    Survival. The representations and warranties in Sections 2.1, 2.2 and 3.1 and the provisions of Section 5.1 shall, in the event this subscription is accepted, survive such acceptance and the formation and dissolution of the Partnership.

[Signature page to the Subscription Agreement follows.]

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IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of ___________________, 2005.

Signature of Subscriber (if individual) ___________________________________________ Name: (Print Name of Subscriber)

Amount of Commitment:

$____________________

(an amount to be completed by the General Partner, which amount shall be adjusted from time to time by the General Partner such that the sum of the General Partner’s Capital Commitment and the Subscriber’s Capital Commitment equals the lesser of (i) 10% of the total Capital Commitments of the Partnership and (ii) $25 million)

Signature of Subscriber (if other than individual) Name:

Name of Subscriber: By: __________________________________ Name: Title: (Print Name and Title of Person Signing on Behalf of Subscriber)

Subscriber’s Name, Mailing Address

and Tax Identification Number:

(Name)        ____________________________________________________________________

(Street)        ____________________________________________________________________

(City)           _______________________________     (State) ________ (Zip Code) _________

(Telephone Number)                   (______) ___________________________

(Facsimile Number)                     (______) ___________________________

(Tax Identification or Social Security Number)           ____________________________

[SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT]

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The foregoing subscription is hereby accepted by the General Partner on behalf of the Partnership, and the terms of the foregoing Subscription Agreement are agreed to by the Partnership and the General Partner, as of ___________________, 2005.

Berkshire Multifamily Value Fund, L.P.

By:      Berkshire Multifamily Value Fund, GP,                                                                               L.L.C., its General Partner

By:

Name:

Title:

Berkshire Multifamily Value Fund, GP,                                                                               L.L.C.

By:

Name:

Title:

[SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT]

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ANNEX I

TO THE SUBSCRIPTION AGREEMENT OF

BERKSHIRE MULTIFAMILY VALUE FUND, L.P.

The funds that the Subscriber is using or will use to purchase the Interest hereby subscribed for are assets of an employee benefit plan as defined in Section 3(3) of ERISA, whether or not such plan is subject to ERISA, or a plan described in Section 4975(e)(1) of the Code, or a plan or governmental unit described in Sections 401(a)(24) and 818(a)(6) of the Code.

Yes No (Please check either yes or no).

If yes, such funds are assets of an employee benefit plan subject to the fiduciary responsibility provisions of ERISA or a plan described in Section 4975(e)(1) of the Code or a “governmental plan” subject to federal or state laws, rules or regulations that are substantially the same as the fiduciary responsibility provisions of ERISA or Section 4975 of the Code.

Yes No (Please check either yes or no).

The Subscriber is an entity exempt from U.S. federal income taxation and subject to taxation on “unrelated business taxable income” under Sections 511 and 512 of the Code.

Yes No (Please check either yes or no).

The Subscriber is not subject to U.S. federal backup withholding either because the Subscriber has not been notified that it is subject to U.S. federal backup withholding as a result of a failure to report all interest or dividends, or the U.S. Internal Revenue Service has notified the Subscriber that it is no longer subject to backup withholding.

Yes      No      (Please check either yes or no).

[ERISA/TAX CERTIFICATION]

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ANNEX II

TO THE SUBSCRIPTION AGREEMENT OF

BERKSHIRE MULTIFAMILY VALUE FUND, L.P.

CERTIFICATION OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that a purchaser of a U.S. real property interest must withhold tax if the seller is a foreign person. Section 1446 of the Internal Revenue Code provides that a partnership must pay a withholding tax to the Internal Revenue Service with respect to a partner’s allocable share of the partnership’s effectively connected taxable income, if the partner is a foreign person. To inform (i) a purchaser of a U.S. real property interest from the Partnership that withholding of tax is not required based on the status of the Subscriber and (ii) the Partnership that the provisions of Section 1446 do not apply, the Subscriber hereby certifies the following:

1.        The Subscriber is not a nonresident alien for purposes of U.S. federal income taxation and is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and U.S. Treasury).

2.	The Subscriber’s Tax Identification or Social Security Number is ___________________________________.
3.	The Subscriber’s principal address is:

The undersigned, on behalf of the Subscriber, (i) agrees to notify the Partnership 60 days of the date the Subscriber becomes a foreign person and (ii) understands that this certification may be disclosed to the Internal Revenue Service by a purchaser of a U.S. real property interest from the Partnership, or by the Partnership itself, and that any false statement made herein could be punished by fine, imprisonment or both.

[NON-FOREIGN AFFIDAVIT]

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Under penalties of perjury, the undersigned, on behalf of the Subscriber, declares that he has examined this certification and to the best of his knowledge and belief it is true, correct and complete.

Signature of Subscriber
(if individual)

________________________________________
Name:
(Print Name of Subscriber)

Signature of Subscriber

(if other than individual)

Name:
(Print Name of Subscriber)

By:	/s/ David C. Quade
Name:
Title:

(Print Name and Title of Person Signing

                on Behalf of Subscriber)

[NON-FOREIGN AFFIDAVIT]

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ANNEX III

TO THE SUBSCRIPTION AGREEMENT OF

BERKSHIRE MULTIFAMILY VALUE FUND, L.P.

IRS FORM W-9 OR W-8

Subscribers who are United States persons should complete and execute the attached IRS Form W-9. Subscribers who are not United States persons should complete and execute the attached IRS Form W-8 BEN, W-8 ECI and/or any IRS Form W-8 required by the Code and the United States Treasury Regulations promulgated thereunder.

NYA 745442.1

Form **W-9**
(Rev. January 2005)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give form to the requester. Do not send to the IRS.

Print or type
See **Specific Instructions** on page 2.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box: ☐ Individual/ Sole proprietor ☐ Corporation ☐ Partnership ☐ Other ▶ .... ☐ Exempt from backup withholding

Address (number, street, and apt. or suite no.) | Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Note. *If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.*

Social security number

or

Employer identification number

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 4.)

Sign Here **Signature of U.S. person ▶** **Date ▶**

Purpose of Form

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. person. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee.

Note. *If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.*

For federal tax purposes you are considered a person if you are:

- An individual who is a citizen or resident of the United States,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, or
- Any estate (other than a foreign estate) or trust. See Regulations sections 301.7701-6(a) and 7(a) for additional information.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

Cat. No. 10231X Form **W-9** (Rev. 1-2005)

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Form W-9 (Rev. 1-2005) Page 2

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments (after December 31, 2002). This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester, or

2. You do not certify your TIN when required (see the Part II instructions on page 4 for details), or

3. The IRS tells the requester that you furnished an incorrect TIN, or

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your social security card on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner's name on the "Name" line. Enter the LLC's name on the "Business name" line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for "Other" and enter "LLC" in the space provided.

Other entities. Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the "Exempt from backup withholding" box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees. Backup withholding is not required on any payments made to the following payees:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

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Form W-9 (Rev. 1-2005) Page 3

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt recipients except for 9
Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt recipients 1 through 7 [2]

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees; and payments for services paid by a Federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-owner LLC that is disregarded as an entity separate from its owner (see *Limited liability company (LLC)* on page 2), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at *www.socialsecurity.gov/online/ss-5.pdf*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses/* and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting *www.irs.gov* or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Writing "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: *A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.*

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Form W-9 (Rev. 1-2005) Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see *Exempt From Backup Withholding* on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5. Sole proprietorship or single-owner LLC	The owner [3]
For this type of account:	**Give name and EIN of:**
6. Sole proprietorship or single-owner LLC	The owner [3]
7. A valid trust, estate, or pension trust	Legal entity [4]
8. Corporate or LLC electing corporate status on Form 8832	The corporation
9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10. Partnership or multi-member LLC	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or "DBA" name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, IRS encourages you to use your SSN.

[4] List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

NYA 745442.1

Form **W-8BEN**
(Rev. December 2000)
Department of the Treasury
Internal Revenue Service

Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding

► Section references are to the Internal Revenue Code. ► See separate instructions.
► Give this form to the withholding agent or payer. Do not send to the IRS.

OMB No. 1545-1621

Do not use this form for: — **Instead, use Form:**

- A U.S. citizen or other U.S. person, including a resident alien individual W-9
- A person claiming an exemption from U.S. withholding on income effectively connected with the conduct of a trade or business in the United States W-8ECI
- A foreign partnership, a foreign simple trust, or a foreign grantor trust (see instructions for exceptions) . . . . . W-8ECI or W-8IMY
- A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b) (see instructions) . . . . . W-8ECI or W-8EXP

Note: *These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.*

- A person acting as an intermediary W-8IMY

Note: *See instructions for additional exceptions.*

Part I Identification of Beneficial Owner (See instructions.)

1 Name of individual or organization that is the beneficial owner

2 Country of incorporation or organization

3 Type of beneficial owner: ☐ Individual ☐ Corporation ☐ Disregarded entity ☐ Partnership ☐ Simple trust ☐ Grantor trust ☐ Complex trust ☐ Estate ☐ Government ☐ International organization ☐ Central bank of issue ☐ Tax-exempt organization ☐ Private foundation

4 Permanent residence address (street, apt. or suite no., or rural route). **Do not use a P.O. box or in-care-of address.**

City or town, state or province. Include postal code where appropriate. — Country (do not abbreviate)

5 Mailing address (if different from above)

City or town, state or province. Include postal code where appropriate. — Country (do not abbreviate)

6 U.S. taxpayer identification number, if required (see instructions) ☐ SSN or ITIN ☐ EIN

7 Foreign tax identifying number, if any (optional)

8 Reference number(s) (see instructions)

Part II Claim of Tax Treaty Benefits (if applicable)

9 **I certify that (check all that apply):**

a ☐ The beneficial owner is a resident of .... within the meaning of the income tax treaty between the United States and that country.

b ☐ If required, the U.S. taxpayer identification number is stated on line 6 (see instructions).

c ☐ The beneficial owner is not an individual, derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see instructions).

d ☐ The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions).

e ☐ The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or 707(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.

10 **Special rates and conditions** (if applicable—see instructions): The beneficial owner is claiming the provisions of Article .... of the treaty identified on line 9a above to claim a .... % rate of withholding on (specify type of income): ....

Explain the reasons the beneficial owner meets the terms of the treaty article: ....

....

Part III Notional Principal Contracts

11 ☐ I have provided or will provide a statement that identifies those notional principal contracts from which the income is **not** effectively connected with the conduct of a trade or business in the United States. I agree to update this statement as required.

Part IV Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

- I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,
- The beneficial owner is not a U.S. person,
- The income to which this form relates is not effectively connected with the conduct of a trade or business in the United States or is effectively connected but is not subject to tax under an income tax treaty, **and**
- For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

Sign Here ► .... Signature of beneficial owner (or individual authorized to sign for beneficial owner) — .... Date (MM-DD-YYYY) — .... Capacity in which acting

For Paperwork Reduction Act Notice, see separate instructions. Cat. No. 25047Z Form **W-8BEN** (Rev. 12-2000)

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SIGNATURE PAGE

FOR

BERKSHIRE MULTIFAMILY VALUE FUND L.P.

AGREEMENT OF LIMITED PARTNERSHIP

The undersigned (the “Limited Partner”) hereby agrees to all of the terms of the Agreement of Limited Partnership (the “Partnership Agreement”) of Berkshire Multifamily Value Fund L.P. (the “Partnership”).

IN WINESS WHEREEOF, the undersigned has executed this Signature Page for Agreement of Limited Partnership as of ____________, 2005.

Signature of Limited Partner (if individual) ___________________________________________ Name: (Print Name of Limited Partner)

Amount of Commitment:

$____________________

(an amount to be completed by the General Partner, which amount shall be adjusted from time to time by the General Partner such that the sum of the General Partner’s Capital Commitment and the Subscriber’s Capital Commitment equals the lesser of (i) 10% of the total Capital Commitments of the Partnership and (ii) $25 million)

Signature of Limited Partner (if other than individual) Name: (Print Name of Limited Partner)

By: /s/ David C. Quade Name: Title: (Print Name and Title of Person Signing on Behalf of Limited Partner)

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Subscriber’s Name, Mailing Address

and Tax Identification Number:

(Name)        ____________________________________________________________________

(Street)        ____________________________________________________________________

(City)           _______________________________     (State) ________ (Zip Code) _________

(Telephone Number)                   (______) ___________________________

(Facsimile Number)                     (______) ___________________________

(Tax Identification or Social Security Number)           ____________________________

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